Gulf South Bank Conference May 6 – 7, 2019 Positionedgrowth for

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.htb.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance. Positioned for growth 2

HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 560 Locations: 43 (NC, SC, VA, TN) Stock Price: $25.54 Total Assets: $3.5 billion Price to TBV: 123% Total Loans: $2.6 billion Market Cap: $466.5 million Total Deposits: $2.3 billion Average Daily Volume: 38,231 Outstanding Shares: 6,208,220 18,265,535 Shares Repurchased (since Feb 19, 2013) or approx. 29% Financial data as of March 31, 2019 Market data as of May 2, 2019 Positioned for growth 3

Foundation for Growth and Performance • Converted to stock in July 2012 raising $211.6MM • Added 7 larger growing markets in NC, SC, VA and East TN since conversion • 4 whole bank acquisitions • 3 new Commercial Loan Production Offices from “lift-outs” of existing commercial lending teams • Purchased 10 Bank of America branches • Added new metro markets with populations of more than 5.4 million to legacy markets of 900,000 • Hired key experienced team members to buildout infrastructure to transition from rural thrift to commercial bank in metro markets • Chief Credit Officer – Create strong credit culture and processes • Chief Risk Officer – Oversee enterprise risk management • Director of Mortgage Lending – Reinvent line of business and expand into metro markets • Consumer Banking Executive – Focus on improving retail and consumer lines of business • Commercial Banking Executive – Driving a relationship banking model • Director of Treasury Management – Develop products and enhance fees to drive noninterest income • Hired 38 new Commercial Market Presidents / Commercial Relationship Managers / Line of Business Executives to grow commercial lending Positioned for growth 4

Foundation for Growth and Performance (cont.) • Reinvented business lines • Mortgage – streamlined origination process and increased rates to enhance gain on loan sales • Home Equity Lines of Credit – new origination platform focusing on retail branch originations • Retail Offices – consolidated 10 offices and optimized staffing to better address customer trends • Municipal Finance – acquired municipal leasing company for future growth • Added new lines of business and experienced leaders • Indirect Auto Finance - grown portfolio to over $160 million over past four years • Treasury Management – growth of deposits and fee income • SBA 7(a) Loan Program – noninterest income from sales • Equipment Finance – originations of over $100 million at higher yields in the last nine months • Added 23 new locations and $1.9 billion in assets • Grown to the 2nd largest community bank headquartered in NC • Only remaining bank headquartered in Asheville, NC – Top 10 City in America (Source: Travel and Leisure) Positioned for growth 5

Current Focus p Foundation for growth and performance Value Creation for Shareholders • EPS growth • Increasing franchise value • Investing in the future with enhanced/new lines of business • Core deposit growth • Noninterest income growth • Opportunistic acquisition strategy • Reinitiating stock buyback program – July 2018 • Initiated quarterly cash dividends – November 2018 • Authorized additional 5% stock buyback program – December 2018 Positioned for growth 6

Improving Earnings Performance Dollars in thousands $30,000 $1.70 $26,477 $1.44 $1.38 $1.50 $25,000 $1.30 5-Year EPS CAGR of 19% $7,669 $25,886 $20,000 $1.10 $0.94 $18,808 $0.90 $17,111 $15,000 $0.70 $0.61 $0.70 $12,228 $0.44 $11,784 $10,000 $0.50 $8,256 $0.30 $5,000 $0.10 $- $(0.10) 2014 2015 2016 2017 2018 Q3 FY19 Net Income - Adjusted Annualized Net Income - Adjusted See Non-GAAP Disclosure Appendix Diluted EPS - Adjusted Positioned for growth 7

ROA Trajectory – Adjusted Return on Assets1 0.90% Normalized ROA Growth with Upward Momentum 0.80% 0.80% 0.74% 0.70% 0.58% 0.60% 0.50% 0.49% 0.47% 0.45% 0.40% 0.30% 0.20% 0.10% 0.00% 2014 2015 2016 2017 2018 YTD 3Q FY19 (1) See Non-GAAP Disclosure Appendix Positioned for growth 8

Return On Assets – Positive Drivers Improving Noninterest Income 0.75% 0.64% 0.65% 0.61% 0.53% 0.55% 0.52% 0.52% 0.50% 0.45% Positive Drivers of ROA since 2014: 0.35% ▪ Noninterest income growth 0.25% ▪ 2014 2015 2016 2017 2018 YTD Q3 Increased 126% from $8.7 million in 2014 to $19.7 FY19 million in 2018 ▪ Improved from 0.52% of average assets in 2014 to 0.64% of average assets YTD in third quarter 2019 Reducing Noninterest Expense 3.20% 3.13% ▪ Noninterest expense savings 3.10% 3.02% ▪ 3.00% Decreased 16% from 3.13% in 2014 of average 2.89% 2.90% assets to 2.64% of average assets YTD in third 2.80% quarter 2019 2.80% 2.70% 2.63% 2.64% 2.60% 2.50% 2.40% 2.30% 2014 2015 2016 2017 2018 YTD Q3 FY19 Positioned for growth 9

Organic and M&A Growth Since 2012 Conversion $4,000 Merger with Bank Merger with Assets Loans Deposits of Commerce TriSummit Bank July 2014 January 2017 Acquisition of 10 $3,458 $3,500 Bank of America Branches $3,304 Nov 2014 $3,207 Mergers with BankGreenville July 2013 $3,000 Jefferson Federal Bank $2,783 May 2014 $2,718 Stock $2,500 Conversion July 2012 $2,074 $2,000 ($000) $1,720 $1,583 $1,500 $1,000 $500 $0 Positioned for growth 10

Strong Footprint for Growth 613% Increase in Market Population since 2012 Positioned for growth 11

MSA Markets Within Our Footprint 613% Increase in Market Population since 2012 2018 '18 - '23 Projected GDP Growth MSA Population Pop. Growth Unemployment - 2 Yr Charlotte, NC 2,537,416 7.2% 3.8% 6.9% Raleigh, NC 1,335,067 8.1% 3.7% 8.2% Greenville, SC 901,549 6.1% 2.9% 5.7% Knoxville, TN 877,102 3.6% 3.0% 4.7% Greenboro, NC 764,361 4.3% 4.4% 2.2% Asheville, NC 460,430 5.4% 3.4% 6.1% Roanoke, VA 314,472 2.1% 3.1% 3.3% Johnson City, TN 202,484 2.4% 3.5% 3.6% Source: U.S. Bureau of Labor Statistics; SNL Financial Positioned for growth 12

Building a High-Performing Commercial Lending Team Changes in the past 7 years Commercial lenders in legacy markets – June 2012 6 Attrition in legacy markets (5) Hired/replaced in legacy markets 5 Acquired through bank acquisitions 21 Attrition after bank acquisitions (19) Hired/replaced in acquired markets 9 “Lift-outs” of commercial teams in 3 new metro markets 9 _____ Current Market Presidents/Commercial Relationship Managers 26 New lines of business: SBA 5 Equipment Finance 4 Business Banking 6 ____ High Performing Commercial Lending Team – April 2019 41 Positioned for growth 13

Adding Talent for Growth Commercial and Line of Business Leaders Hunter Positioned for growth 14

Loan Highlights Loan Portfolio Growth Fiscal 2018: Loan Portfolio Growth – YTD Fiscal 2019: ▪ Organic loan growth of 8% ($171MM) ▪ Organic loan growth of 10% ($172MM) ▪ 24% growth in C&I loans ($28MM) ▪ 77% growth in C&I loans ($115MM) ▪ 17% growth in CRE ($127MM) ▪ 4% growth in CRE ($35MM) Recent Highlights/Enhancements: ▪ Hired 13 new Commercial / Business Banking revenue producers in last 12 months ▪ Hired/replaced 40 Commercial Market Presidents/Relationship Managers in last 5 years ▪ Began new SBA 7(a) loan program which produced over $1MM in noninterest income in FY 2018 ▪ SBA team of 6 now in place since January 2018 ▪ Developed new Equipment Finance line of business which produced over $113MM in originations in first three quarters of fiscal 2019 ▪ Equipment Finance team of 5 now in place since May 2018 ▪ New Greensboro Commercial Loan Production Office with focus on C&I lending ▪ Team of 5 in Greensboro ▪ Added 5 new mortgage loan officers in the last 12 months in 5 new metro markets Positioned for growth 15

New SBA Line of Business Strategy ▪ Originate SBA 7(a) and USDA B&I loan facilities to provide additional lending products for deeper customer service and have a more robust basket of tools from which to compete. ▪ SBA 7(a) and USDA B&I allows the Bank to offer non-traditional clients financing options while the Bank obtains a government guaranty, typically at 75% of the gross loan amount. ▪ This lending can be a means to continue to serve client’s needs when the Bank is nearing concentration limits. ▪ The originations can drive high levels of noninterest income through the sale of the guaranteed portion of the loan. The Bank then retains the unguaranteed portion, typically on an adjustable rate structure at a spread over the Prime Rate. Total Originations Net Gain on Sale $30,000 $1,200 $25,000 $1,000 $20,000 $800 $4,714 Government $15,000 shutdown $600 $3,925 $3,206 $898 $844 $10,000 $2,874 $400 Government shutdown $14,141 $11,776 $500 $1,447 $9,618 $5,000 $867 $8,620 $200 $86 $310 $295 $4,342 $244 $258 $2,600 $18 $0 $0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 1 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Guaranteed Balance Residual Balance Positioned for growth 16

New Equipment Finance Strategy ▪ Offers a variety of solutions including leases, loans, and commercial finance agreements ▪ Target industries and equipment types include: manufacturing, machine tools, material handling, construction, transportation, and other essential use commercial equipment ▪ Typical transaction size ranges from $25,000 to $1 million, with an average size of $200,000 ▪ Short duration product with financing terms range from 24 to 84 months, with an average of 60 months Portfolio Analysis Industry and Equipment Type Dollars in thousands $120,000,000 5.32% 5.35% $6,213 $100,000,000 5.27% 5.30% $23,358 $20,985 $80,000,000 5.25% 5.19% 111,504 $60,000,000 5.17% 5.20% 89,912 $7,025 $40,000,000 5.15% $8,175 $30,796 $20,000,000 5.10% 49,348 $3,151 22,507 $11,799 $0 5.05% Apr-Jun 2018 Jul-Sep 2018 Oct-Dec 2018 Jan-Mar 2019 Construction Transportation Manufacturing Material Handling Medical/Office/Other Municipal Gross Receivable (EOP) Average Yield Trailers Forestry Positioned for growth 17

Loan Portfolio Composition Transitioning to a Commercial Bank Portfolio Increased commercial loan Loans: 3/31/19 portfolio by $1.1 billion or Dollars in millions 287% since 2013 Commercial 56% HELOCs &Consumer 20% 14% 1-4 Family 25% 25% 8% $3,000 6-Year CAGR of 25% 20% 34% $2,500 1-4 Family ($659MM) $2,000 HELOCs & Other Consumer ($520MM) Commercial RE ($892MM) Commercial Construction ($215MM) $1,500 $1,307 $1,307 $1,150 $1,150 Other Commercial ($376MM) $1,483 $750 $750 Loan Balance Loan $700 $700 $1,000 $615 $383 $383 $518 $518 $556 $556 $336 $520 $223 $459 $182 Loans: 6/30/13 $500 $684 $684 $664 $664 $660 $660 $659 $659 $650 $650 $624 $624 11% $602 Commercial 33% 3% HELOCs &Consumer 16% $- 1-4 Family 51% 2013 2014 2015 2016 2017 2018 YTD Q3 19% 51% FY19 Fiscal Year 16% 1-4 Family HELOCs & Other Consumer Commercial 1-4 Family ($603MM) HELOCs & Other Consumer ($181MM) Commercial RE ($231MM) Commercial Construction ($24MM) Other Commercial ($127MM) Positioned for growth 18

Commercial Real Estate Composition ($892MM) As of 3/31/19 13% 11% 5% 5% 29% 9% 11% 7% 10% Multifamily Owner Occupied Office Retail Hospitality Shopping Centers Industrial Healthcare Other Positioned for growth 19

Total Loan Production Total Loan Dollars in thousands Total Loan Production: Production: $1,042,182 $983,186 $20,228 1,000,000 $17,251 $28,453 $21,038 $84,707 $99,558 Nine Month YTD Loan Total Loan $49,794 $60,118 Production: Production: 800,000 $697,146 $766,236 $11,118 $113,353 Total Loan $305,153 Production: $289,983 $87,844 $40,019 $528,376 600,000 $19,290 $54,598 $46,248 $15,282 $54,777 Total Loan $53,010 Originations Production: $49,841 $216,033 $320,071 400,000 $201,311 $15,814 $213,341 $33,324 $9,598 $524,264 $520,786 200,000 $191,199 $325,537 $291,238 $194,887 $68,122 0 2014 2015 2016 2017 2018 YTD Q3 FY19 Fiscal Year Commercial 1-4 Family HELOC/Consumer Indirect Auto Municipal Finance SBA Equipment Finance Positioned for growth 20

Commercial Loan Production by Type Dollars in thousands $250,000 $257,494 $200,000 $238,870 $234,102 $150,000 $192,803 $164,945 Originations $100,000 $137,660 $134,649 $22,933 $117,697 $112,349 $35,773 $18,960 $92,591 $50,000 $34,583 $77,871 $13,389 $47,955 $38,892 $- C&I Commercial Construction CRE Fiscal Year 2014 2015 2016 2017 2018 YTD Q3 FY19 Excludes municipal leases. Positioned for growth 21

Consumer Loan Production Dollars in thousands $120,000 Since 2014, Indirect Auto has provided 15,000 additional in-market retail customers for cross-sale opportunities. $100,000 $80,000 $99,558 $84,707 $87,844 $60,000 Originations $60,118 $40,000 $54,777 $46,248 $53,010 $49,794 $54,598 $20,000 $49,841 $9,598 $0 $33,324 $- HELOC-originated/Consumer Indirect auto Fiscal Year 2014 2015 2016 2017 2018 YTD Q3 FY19 Positioned for growth 22

Mortgage Loan Production Dollars in thousands 350,000 90% 78% 80% 300,000 77% 66% 63% 70% 62% 62% 250,000 60% 200,000 50% $163,887 $170,895 150,000 40% Originations $124,070 $138,988 $119,020 $117,698 30% 100,000 20% 50,000 $134,258 $126,096 10% $91,963 $82,291 $74,353 $73,501 0 0% 2014 2015 2016 2017 2018 YTD Q3 FY19 Fiscal Year Brokered Loans Portfolio Loans % Purchase Mortgages (vs. Refinances) Positioned for growth 23

Drivers of Organic Loan Growth 2013 Dollars in thousands ➢ Began Buildout of Commercial Banking $3,000,000 $300,000 Infrastructure ➢ Restructured Mortgage Loan Origination Process $250,000 $242,501 $2,500,000 2014 ➢ Added Indirect Auto LOB $200,000 ➢ Hired New Chief Credit Officer $2,550,000 $2,527,000 $2,000,000 $172,000 $2,352,000 $170,513 $150,000 2015 ➢ Opened Two Commercial LPOs $1,500,000 $100,000 $1,833,000 2017 $74,757 $1,686,000 ➢ Expanded Mortgage LOB in Metro Markets $50,000 ➢ $1,498,000 Opened New Commercial LPO $1,000,000 ➢ $28,154 Meridian – HELOC Originations $- ➢ Began developing new equipment finance $1,167,000 $- line of business $500,000 $(36,627) $(50,000) 2018 ➢ Added SBA 7(a) Loan Program FY2016 FY 2013 FY 2014 FY FY 2015 FY FY2017 ➢ YTD Q3 FY2019 Q3 YTD FY2018 Began equipment finance originations $- $(100,000) 201 Loan Portfolio 2019 and Beyond Organic Loan Growth • Equipment Finance • Business Banking • Consumer Lending Through Branches Positioned for growth 24

Deposit/Retail Highlights Deposits FY2018: Deposits YTD FY19: ▪ 6% core deposit* growth in fiscal 2018 ($94MM) ▪ 7% annualized increase in total deposits in FY2019 ▪ 19% growth in money market accounts ($112MM) ▪ Core deposits* make up 77% of total deposits ▪ Core deposits* make up 72% of total deposits ▪ Average cost of total deposits at .37% for fiscal 2018 ▪ Average cost of total deposits at .75% for YTD FY19 Customer/Household Trends in fiscal 2018: ▪ 5% growth in total retail loan households ▪ 5.2% increase in the number of ‘sweet spot’ relationships – those households with checking, savings, and credit accounts (all 3) – and 1.3% increase in engaged checking Product/Process Improvements: ▪ Implemented new loan decisioning platform and overhauled HELOC origination process, resulting in 75% increase in branch originations and 68% reduction in average time to close ▪ Selected new broker-dealer to expand our investment services capabilities ▪ Continually refining staffing models to achieve/maintain optimum FT/PT balance ▪ Opened de novo branch in Cary, NC in March 2018 *Core deposits exclude all time deposits/certificates of deposit. Positioned for growth 25

Loan to Deposit Ratio Higher ratio of 115% at 3/31/19 due to investment alternatives included in loan portfolio: ▪ $129 million in purchased HELOCs ▪ These loan types are often included in the 25% of loan portfolio ($659 million) in 1-4 family loans investment portfolio at other commercial banks ▪ $112 million in tax-free municipal leases ▪ Adjusted loan to deposit ratio of 91% (excluding purchased HELOCS, ½ of 1-4 family portfolio, and tax-free municipal leases above) Options for right-sizing loans to deposit ratio: ▪ More aggressive deposit pricing in select markets ▪ Focusing on newer markets with less deposits to avoid repricing in deposit-heavy legacy markets ▪ Better management of deposit runoff ▪ Better customer conversations ▪ Improved reporting ▪ Runoff of 1-4 family & purchased HELOCs ▪ Branch acquisition opportunities ▪ Bulk loan sales ▪ M&A with deposit heavy commercial bank Positioned for growth 26

Deposit Portfolio Mix Dollars in $1,000,000 Total Total Total Total Total Total 90% thousands Deposits: Deposits: Deposits: Deposits: Deposits: Deposits: $1,154,749 $1,583,046 $1,872,126 $1,802,696 $2,048,451 $2,308,395 $900,000 80% 77.44% 76.50% $800,000 75.45% 72.07% 70% 69.18% $700,000 60% 59.94% $600,000 53.20% 50% $500,000 40% $400,000 30% $300,000 20% $200,000 $100,000 10% $- 0% 2013 2014 2015 2016 2017 2018 YTD Q3 FY19 Time Deposits $540,387 $634,154 $577,075 $442,649 $462,146 $516,152 $644,819 Money Market/Savings $357,876 $530,221 $703,622 $731,137 $806,756 $890,915 $884,856 Checking Accounts $256,486 $418,671 $591,429 $628,910 $779,549 $789,186 $778,720 Core Deposits % 53.20% 59.94% 69.18% 75.45% 77.44% 76.50% 72.07% (excludes time deposits) Positioned for growth 27

Deposit Composition Deposit Migration Deposit Composition 100% 3/31/19 Time Deposits 90% 22.2% 26.4% 31.6% 34.9% 35.5% $644,819 80% 38.1% 35.9% $778,720 Money Market/Savings 70% Checking Accounts 31.0% $884,856 60% 33.5% 50% 37.6% Dollars in thousands 38.3% 40.6% 40.6% 39.4% 40% Cost of Funds 0.80% 0.75% 30% 0.70% 0.63% 46.8% 0.60% 20% 40.1% 0.50% 0.46% 30.8% 29.4% 0.37% 24.6% 0.40% 10% 22.6% 23.5% 0.30% 0.30% 0.28% 0.28% 0% 0.20% 2013 2014 2015 2016 2017 2018 YTD Q3 0.10% FY19 0.00% 2013 2014 2015 2016 2017 2018 YTD Time Deposits Money Market/Savings Checking Accounts Q3 FY19 Deposit balances as of fiscal year end; Cost of funds are averages for the fiscal year Positioned for growth 28

Growing Noninterest Income ▪ New SBA Line of Business in FY 2018 ▪ Gains from loan sales - $1MM in FY 2018 ▪ Gains from loan sale - $2MM in first three quarters of FY 2019 ▪ Third party servicer to keep overhead low ▪ Mortgage Banking ▪ Expanded into 5 of our new metro markets ▪ Added 17 new mortgage loan officers since beginning of FY2017 ▪ Increasing rates to enhance gain on loan sales ▪ Average gain increased to 2.55% in FY 2018 from 1.99% in FY 2017 ▪ Moved to a “mortgage banking” model and process and away from the “traditional thrift” model ▪ Treasury Management ▪ Focus on increasing fees and appropriate pricing ▪ Increased fees from new merchant services program ▪ Core deposit growth with treasury management products Positioned for growth 29

Asset Quality Dollars in thousands Net Charge-Offs and NCO / Average Loans Allowance for Loan Losses and ALL / Total Loans 2,500 2,343 0.20% 25,000 2.00% 2,144 2,000 24,000 0.15% 1.50% 23,000 1,500 1,205 1,082 0.10% 22,000 1.00% 1,000 21,000 500 0.05% 141 0.50% 91 20,000 - 0.00% 2014 2015 2016 2017 2018 2019 19,000 0.00% 2014 2015 2016 2017 2018 2019 Net Charge-Offs NCO/Avg. Loans ALL ALL/Tot. Loans Nonperforming Assets / Total Assets Allowance for Loan Losses / Nonperforming Loans (Coverage Ratio) 3.00% 250.00% 2.50% 200.00% 2.00% 1.50% 150.00% 1.00% 100.00% 0.50% 50.00% 0.00% 2014 2015 2016 2017 2018 2019 0.00% 2014 2015 2016 2017 2018 2019 All data is as of or for the year ended June 30 except for 2019 which is for YTD or as of March 31, 2019 and includes a $2.6 million charge-off and $3.4 million specific reserve related to one customer relationship. Positioned for growth 30

Investment Portfolio Composition Investments: 3/31/19 ($442 MM) US Gov't Agency ($29 MM) MBS-Gov't Agcy/GSE ($76 MM) Munis ($28 MM) - 90% Taxable Corporate Bonds ($6 MM) FDIC Insured CDs in Other Banks ($56 MM) 1% Commercial Paper ($247 MM) - 60-Day Avg Life 6% 13% 17% Yield: 2.84% 7% Avg Repricing Term: 12 months 56% Positioned for growth 31

Opportunistic Acquisition Strategy Goal – Leverage infrastructure and lines of business to accelerate earnings growth and value creation for shareholders ▪ Earnings accretion of 10% or more ▪ Strong core deposit base ▪ Asset size – Target of $300 million to $1.5 billion ▪ Geographic footprint – within or adjacent to our current market footprint ▪ Attractive, growing market ▪ Minimum dilution to current tangible book value ▪ Earnback period of 5 years or less ▪ Significant but realistic cost savings ▪ Reasonable price with a currency mix of cash and stock ▪ No major credit issues ▪ Cultural fit Positioned for growth 32

Capital Management First Ever Cash Dividend ▪ Initiated quarterly cash dividends of $0.06 payable to shareholders of record on November 21, 2018 ▪ Continuing quarterly cash dividend of $0.06 Stock Buy Backs (Dollars in thousands, except per share amounts) Percent of Outstanding Shares Number of Tangible Authorized to Shares Avg Cost / Book Approved Buy Backs be Purchased Purchased Total Cost Share Value 1st Buy Back (completed 4/29/13) 4% 846,400 $ 13,299 $ 15.71 $ 17.91 2nd Buy Back (completed 12/2/13) 5% 1,041,245 $ 17,055 $ 16.38 $ 17.94 3rd Buy Back (completed 11/18/14) 5% 989,183 $ 15,589 $ 15.76 $ 17.60 4th Buy Back (completed 8/5/15) 5% 1,023,266 $ 16,298 $ 15.93 $ 18.06 5th Buy Back (completed on 1/20/16) 5% 971,271 $ 18,089 $ 18.62 $ 18.47 6th Buy Back (completed on 11/8/18) 5% 922,855 $ 21,113 $ 22.88 $ 20.35 7th Buy Back (approved 12/18) 5% 414,000 $ 10,843 $ 26.19 $ 20.66 Total repurchased through March 2019 29% 6,208,220 $ 112,286 $ 18.09 Remaining Shares to be purchased through 7th Buy Back 517,601 Total Shares Repurchased / Authorized 6,725,821 Source: Company documents previously filed with the SEC Positioned for growth 33

Quarter Ended March 31, 2019 Highlights (Dollars in thousands, except per share amounts) Quarter Ended Change As Reported 03/31/2019 03/31/2018 Amount Percent Net Income (1) $ 3,302 $ 6,127 $ (2,825) (46%) EPS - diluted (1) $ 0.18 $ 0.32 $ (0.14) (44%) ROA (1) 0.39% 0.76% (0.37%) (49%) Net interest margin (tax equivalent) 3.39% 3.46% (0.07%) (2%) Noninterest income $ 5,386 $ 4,529 $ 857 19% Efficiency Ratio (2) 71.19% 69.50% 1.69% 2% Organic Loan Growth $ Growth $ 38,527 $ 24,242 $ 14,285 59% % Growth (annualized) 6.20% 4.30% 1.90% 44% Loan originations: Commercial portfolio $ 123,608 $ 132,852 $ (9,244) (7%) Retail portfolio 73,982 73,793 189 0% Loans originated for sale 41,754 31,977 9,777 31% Total loan originations $ 239,344 $ 238,622 $ 722 0% (1) Quarter-ended March 31, 2019 was negatively affected by $4.2 million after tax effect of provision for loan losses for one commercial customer relationship. (2) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC Positioned for growth 34

Nine Months Ended March 31, 2019 Highlights (Dollars in thousands, except per share amounts) Nine Months Ended Change As Reported 03/31/2019 03/31/2018 Amount Percent Net Income (2) $ 19,133 $ 11,847 $ 7,286 61.50% EPS - diluted $ 1.02 $ 0.65 $ 0.37 56.92% ROA 0.76% 0.40% 0.36% 90.00% Net interest margin (tax equivalent) 3.45% 3.49% (0.04%) (1%) Noninterest income $ 16,084 $ 16,107 $ (23) (0%) Efficiency ratio (1) 68.84% 70.16% (1.32%) (2%) Core Earnings (1) Net Income (2) $ 18,808 $ 19,057 $ (249) (1%) EPS - diluted $ 1.02 $ 1.02 $ - 0% ROA 0.74% 0.79% (0.05%) (6%) Organic Loan Growth $ Growth $ 171,847 $ 91,012 $ 80,835 88.82% % Growth 9.70% 5.50% 4.20% 76% Loan originations: Commercial portfolio $ 423,883 $ 427,196 $ (3,313) (1%) Retail portfolio 219,592 239,609 (20,017) (8%) Loans originated for sale 122,763 93,958 28,805 31% Total loan originations $ 766,238 $ 760,763 5,475 1% (1) See Non-GAAP Disclosure Appendix. (2) As required by the Tax Cuts and Jobs Act, net income for the nine-months ended March 31, 2018 includes income tax expense at a blended federal tax rate of 27.5%. Beginning July 1, 2018 the Company began using the new federal corporate tax rate of 21%. Source: Company documents previously filed with the SEC Positioned for growth 35

Balance Sheet Highlights (Dollars in thousands, except per share amounts) At 03/31/2019 vs. 06/30/18 06/30/2018 vs. 06/30/17 03/31/2019 06/30/2018 06/30/2017 Amount Percent Amount Percent Total assets $ 3,457,737 $ 3,304,169 $ 3,206,533 $ 153,568 5% $ 97,636 3% Total loans 2,660,647 2,525,852 2,351,470 134,795 5% 174,382 7% Total deposits 2,308,395 2,196,253 2,048,451 112,142 5% 147,802 7% Stockholders' equity 407,230 409,242 397,647 (2,012) (0%) 11,595 3% Nonperforming loans / total loans 0.43% 0.43% 0.58% 0.00% 0% (0.15%) (26%) Classified assets / total assets 1.00% 1.00% 1.57% 0.00% 0% (0.57%) (36%) Book value per share $ 22.29 $ 21.49 $ 20.96 $ 0.80 4% $ 0.53 3% Tangible book value per share (1) $ 20.77 $ 19.96 $ 19.37 $ 0.81 4% $ 0.59 3% HomeTrust Bancshares, Inc. share price $ 25.20 $ 28.15 $ 24.40 $ (2.95) (10%) $ 3.75 15% Price to tangible book value (1) 121% 141% 126% -20% (14%) 15% 12% (1) See Non-GAAP Disclosure Appendix. Source: Company documents previously filed with the SEC Positioned for growth 36

Market Price and Price to Tangible Book $30.0 150.0% 141% 5-Year CAGR of 10% $28.15 121% 130.0% $25.0 126% $24.40 $25.20 110.0% 93% $20.0 89% 97% 90.0% $18.50 $28.15 $15.0 70.0% $15.77 50.0% $10.0 30.0% $5.0 10.0% $- -10.0% 06/30/2014 06/30/2015 06/30/2016 06/30/2017 06/30/2018 03/31/2019 Market Price per Share See Non-GAAP Disclosure Appendix Price to Tangible Book Positioned for growth 37

Total Shareholder Return Total Return Performance 280.0 260.0 240.0 220.0 200.0 180.0 160.0 140.0 120.0 100.0 07/11/12 06/30/13 06/30/14 06/30/15 06/30/2016 06/30/2017 06/30/2018 03/31/2019 HomeTrust Bancshares, Inc. NASDAQ Bank NASDAQ Composite Positioned for growth 38

Value Drivers for HTBI ✓ Proven ability to grow organically ✓ Proven ability to grow through M&A ✓ Footprint in attractive metro markets with strong growth ✓ Strong experienced team of revenue producers ✓ Diversified loan portfolio including equipment finance/C&I lending ✓ Strong asset quality and credit discipline ✓ Attractive core deposit mix and cost ✓ Ability to generate additional noninterest income with mortgage banking and SBA lending ✓ Capital, credit, compliance strength for continued growth ✓ Second largest community bank headquartered in North Carolina ✓ Strong culture of alignment and teamwork, built on foundation of outstanding character and competence of team members Positioned for growth 39

Investor Contacts Dana Stonestreet Chairman, President and CEO dana.stonestreet@htb.com Hunter Westbrook SEVP/Chief Operating Officer hunter.westbrook@htb.com Tony VunCannon EVP/Chief Financial Officer/Corporate Secretary/Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com Positioned for growth 40

Non-GAAP Disclosure Appendix Positionedgrowth for

Non-GAAP Disclosure Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment; and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non- GAAP measures may not be comparable to similarly titled measures reported by other companies. Positioned for growth 42

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: Positioned for growth 43

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book: Positioned for growth 44

Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger-related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, impairment charges for branch consolidation, and recovery of loan losses: Slide 7 Note: FYE 2019 annualized net income is calculated excluding a provision for loan losses, net of taxes as follows: $18,808 adjusted net income $4,200 plus provision for loan loss, net of taxes $23,008 75% divided (9/12 months) $30,677 ($4,200) less provision for loan loss, net of taxes $26,477 Adjusted annualized net income Positioned for growth 45